CAPITAL MANAGEMENT	12 Months Ended
Nov. 30, 2021
CAPITAL MANAGEMENT
CAPITAL MANAGEMENT

22.  CAPITAL MANAGEMENT

The Company manages its capital structure and makes adjustments to it, based on the funds available to the Company, in order to maintain operations. The Board of Directors does not establish quantitative return on capital criteria for management, but rather relies on the expertise of the Company’s management to sustain future development of the business. The Company defines capital that it manages as shareholders equity and debt.

The Company has historically relied on the equity markets and debt markets to fund its activities. Management reviews its capital management approach on an on-going basis and believes that this approach, given the relative size of the Company, is reasonable to ensure optimal capital structure to reduce the cost of capital.

The Company currently is not subject to externally imposed capital requirements.